UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 29, 2006



                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,
                                on behalf of the
                      GMACM Home Equity Loan Trust 2006-HE1
             (Exact name of registrant as specified in its charter)

            Delaware                  333-125485-33             41-1955181
(State or other jurisdiction of  (Commission File Number)      (IRS Employer
         incorporation)                                     Identification No.)

           8400 Normandale Lake Blvd., Suite 250 Minneapolis, MN 55437
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code (952) 832-7000
                                       N/A
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 8 -- OTHER EVENTS

ITEM 8.01.     OTHER EVENTS.

        On March 30, 2006, Residential Asset Mortgage Products, Inc. caused the issuance and sale of the GMACM Home Equity Loan-Backed Term Notes, Series 2006-HE1, pursuant to the Indenture, dated as of March 30, 2006, between GMACM Home Equity Loan Trust 2006-HE1, as issuer, and JPMorgan Chase Bank, National Association, as Indenture Trustee.

        GMAC Mortgage Corporation sold mortgage loans to GMACM Home Equity Loan Trust 2006-HE1 pursuant to that certain Subsequent Transfer Agreement regarding Funding, dated as of August 25, 2006.

SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01(D).  EXHIBITS.

        Exhibits (execution copies). The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

        99.1 Subsequent Transfer Agreement (Funding), dated as of August 25, 2006, by and between GMAC Mortgage Corporation, as seller, and GMACM Home Equity Loan Trust 2006-HE1, as issuer.

        99.2   Subsequent Mortgage Loan Schedule (Funding).

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              RESIDENTIAL ASSET MORTGAGE
                                              PRODUCTS, INC.



                                              By:  /s/ Patricia C. Taylor
                                                  Name:   Patricia C. Taylor
                                                  Title:  Vice President


Dated:  August 29, 2006

                                  Exhibit Index


Exhibit

99.1 Subsequent Transfer Agreement (Funding), dated as of August 25, 2006, by and between GMAC Mortgage Corporation, as seller, and GMACM Home Equity Loan Trust 2006- HE1, as issuer.

99.2    Subsequent Mortgage Loan Schedule (Funding).